UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 29, 2006
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                             HealthSouth Corporation
               (Exact Name of Registrant as Specified in Charter)
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               Delaware                  000-14940            63-0860407
     (State or Other Jurisdiction       (Commission         (IRS Employer
          of Incorporation)             File Number)      Identification No.)


               One HealthSouth Parkway
                 Birmingham, Alabama                              35243
       (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (205) 967-7116

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  Results of Operations and Financial Condition.

On March 29, 2006, HealthSouth Corporation (the "Company") issued a press release, a copy of which is attached as Exhibit 99, announcing that it had filed its Annual Report on Form 10-K, including its audited financial statements, for the year ended December 31, 2005 (the "2005 Form 10-K"), and that it will hold a conference call, which will also be webcast live, to review its 2005 Form 10-K. The release also provides an overview of certain information contained in the 2005 Form 10-K, including certain financial results for the year ended December 31, 2005.

Note Regarding Presentation of Non-GAAP Financial Measures

The financial data contained in the press release includes non-GAAP financial measures, including "Adjusted EBITDA", to assist in assessing projected and actual operating performance and to facilitate quantification of planned business activities. " The Company continues to believe that an understanding of Consolidated Adjusted EBITDA is an important measure of operating performance, leverage capacity, its ability to service its debt, and its ability to make capital expenditures for its stakeholders. The Company believes it is meaningful because it provides investors with a measure used by its internal decision makers for evaluating its business. The Company's internal decision makers believe Consolidated Adjusted EBITDA is a meaningful measure, because it represents a transparent view of the Company's recurring operating performance and allows the Company's management to readily view operating trends, perform analytical comparisons and perform benchmarking between segments. Additionally, the Company's management believes the inclusion of professional fees associated with litigation, financial restructuring, government investigations, forensic accounting, creditor advisors, accounting reconstruction, audit and tax work associated with the reconstruction process, the implementation of Section 404 of the Sarbanes-Oxley Act of 2002, and non-ordinary course charges incurred after March 19, 2003 and related to its overall corporate restructuring distort, within EBITDA, their ability to efficiently assess and view the core operating trends on a consolidated basis and within segments. Additionally, the Company uses Consolidated Adjusted EBITDA as a significant criterion in its determination of performance-based cash bonuses and stock awards. The Company reconciles Consolidated Adjusted EBITDA to loss from continuing operations, which reconciliation is set forth in the release.

The Company also uses Consolidated Adjusted EBITDA on a consolidated basis as a liquidity measure. The Company believes this financial measure on a consolidated basis is important in analyzing its liquidity because it is also a component of certain material covenants contained within the documents governing its long-term indebtedness, as discussed in more detail in the 2005 Form 10-K. These covenants are material terms of these agreements because they govern several of its credit agreements, which in turn represent a substantial portion of its capitalization. Non-compliance with these financial covenants under its credit facilities - its interest coverage ratio and its leverage ratio - could result in the lenders requiring us to immediately repay all amounts borrowed. In addition, if the Company cannot satisfy these financial covenants in its credit agreements, it cannot engage in certain activities, such as incurring additional indebtedness, making certain payments, and acquiring and disposing of assets. Consequently, Consolidated Adjusted EBITDA is critical to the company's assessment of its liquidity.

In general terms, the definition of Consolidated Adjusted EBITDA, per the documents governing the company's long-term indebtedness, allow us to add back to Consolidated Adjusted EBITDA charges classified as "Restructuring Charges." Costs which the Company classifies as "Restructuring Charges" include professional fees associated with certain litigation, financial restructuring, government investigations, forensic accounting, creditor advisors, accounting reconstruction, audit and tax work associated with the reconstruction process, compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and non-ordinary course charges incurred after March 19, 2003 related to the Company's overall corporate restructuring.

Consolidated Adjusted EBITDA is not a measure of financial performance under generally accepted accounting principles in the United States of America, and the items excluded from Consolidated Adjusted EBITDA are significant components in understanding and assessing financial performance. Therefore, Consolidated Adjusted EBITDA should not be considered a substitute for net loss from continuing operations or cash flows from operating, investing, or financing activities. Because Consolidated Adjusted EBITDA is not a measurement determined in accordance with generally accepted accounting principles in the United States of America and is thus susceptible to varying calculations, Consolidated Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Revenue and expenses are measured in accordance with the policies and procedures described in the 2005 Form 10-K.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEALTHSOUTH CORPORATION


                                        By: /s/ Gregory L. Doody
                                            --------------------------------
                                            Name:  Gregory L. Doody
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary



Date: March 29, 2006

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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

99                 Press Release dated March 29, 2006.